UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 16, 2024

Primo Water Corporation

(Exact name of registrant as specified in its charter)

Ontario	001-31410	98-0154711
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1150 Assembly Dr.	33607
Suite 800	(Zip Code)
Tampa, Florida, United States
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code:	(813) 544-8515

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common shares without nominal or par value	PRMW	New York Stock Exchange
	PRMW	Toronto Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Transaction Agreement

On June 16, 2024, Primo Water Corporation (the “Company” or “Primo Water”) entered into an Arrangement Agreement and Plan of Merger (the “Agreement”) by and among the Company, Triton Water Parent, Inc., a corporation incorporated under the laws of Delaware (“BlueTriton”), Triton US HoldCo, Inc., a corporation incorporated under the laws of Delaware and a wholly-owned subsidiary of BlueTriton (“NewCo”), Triton Merger Sub 1, Inc., a corporation incorporated under the laws of Delaware and direct, wholly‑owned subsidiary of NewCo (“Merger Sub”) and 1000922661 Ontario Inc., a corporation organized under the laws of the Province of Ontario and a direct, wholly‑owned subsidiary of NewCo (“Amalgamation Sub”).

The Agreement provides that, subject to the terms and conditions set forth in the Agreement, (i) Amalgamation Sub will acquire all of the issued and outstanding shares of the Company in a court-approved plan of arrangement (the “Plan of Arrangement”) in exchange for shares of NewCo, followed immediately by an amalgamation of the Company and Amalgamation Sub, with the Company surviving as a wholly-owned subsidiary of NewCo (collectively, the “Arrangement”), (ii) immediately following the Arrangement, Merger Sub will be merged with and into BlueTriton (the “Merger”), with BlueTriton surviving as a wholly-owned subsidiary of NewCo and (iii) immediately following the Merger, and as part of one integrated transaction with the Merger, BlueTriton, as the surviving company in the Merger, will be merged with and into NewCo (the “Subsequent Merger” and, together with the Merger, the “Mergers” and, collectively with the Arrangement, the “Transactions”), with NewCo being the surviving corporation and (iv) as a result of the Transactions, the Company and Triton Water Intermediate, Inc., a wholly-owned subsidiary of BlueTriton, will be wholly-owned subsidiaries of NewCo. The Transactions are expected to close in the first half of 2025, subject to various conditions as noted below. The final corporate name and branding of NewCo is expected to be announced in the future.

Transaction Consideration

In the Merger, each BlueTriton common share issued and outstanding immediately prior to the Merger (other than shares to be cancelled in accordance with the Agreement) shall be converted into a number of shares of NewCo Class A common stock, par value $0.01 per share (the “Class A Shares”), or Class B common stock, par value $0.01 per share (the “Class B Shares” and, together with the Class A Shares, the “NewCo Common Shares”), such that upon closing of the Transactions, the shareholders of BlueTriton would hold Class A Shares and Class B Shares aggregating to approximately 57% of the fully diluted NewCo Common Shares. In the Subsequent Merger, each BlueTriton common share issued and outstanding shall be canceled and each issued and outstanding Class A Share and Class B Share of NewCo held by former BlueTriton shareholders shall be unaffected by the Subsequent Merger.

In the Arrangement, each Company common share issued and outstanding immediately prior to the Arrangement Effective Time (as defined in the Agreement) shall ultimately be exchanged for Class A Shares of NewCo on a 1:1 basis, subject to certain adjustments (the “Exchange Ratio”). The Agreement provides that, at the Arrangement Effective Time (as defined in the Agreement), the Company stock options and other equity awards outstanding immediately prior to the Effective Time generally shall automatically convert into stock options and equity awards with respect to the same number of Class A Shares of NewCo (subject to adjustments to the Exchange Ratio), on the same terms and conditions as in place immediately prior to the Arrangement Effective Time; provided, that Company performance stock units shall be converted into an award for a number of Class A Shares equal to the same number of Company common shares, with equitable adjustments to the performance metrics to reflect the combined business, to be agreed by Primo Water and BlueTriton in the near future. The offering period under the Company’s Employee Stock Purchase Plan (the “Plan”) will cease on June 28, 2024 and the Plan will terminate on July 1, 2024. After the Arrangement Effective Time, the Company common shares will be delisted from the Toronto Stock Exchange and the Company intends to apply to cease to be a reporting issuer under applicable Canadian securities laws.

As a result of the Transactions, it is expected that the former shareholders and former holders of equity awards of the Company will hold approximately 43% of the aggregate fully diluted NewCo Common Shares and the former shareholders of BlueTriton will hold approximately 57% of the aggregate fully diluted NewCo Common Shares; provided, that, prior to the Beneficial Ownership Sunset Date (as defined below under “NewCo Governance”), in the event that Triton Water Parent Holdings, LP or any other investment funds affiliated with One Rock Capital Partners, LLC (collectively, “ORCP”) and ORCP’s affiliates, including any “group” (as defined in Rule 13d-3 of the Securities Exchange Act of 1934, each, a “Group”) that includes ORCP or its affiliates (such Groups, collectively with ORCP and its affiliates, the “ORCP Group”) would beneficially own more than 49.0% of the Class A Shares then outstanding, then the ORCP Group shall receive Class B Shares in lieu of Class A Shares for any amounts over such threshold.

Dissent Rights

Registered shareholders as of the record date of the special meeting of the Company’s shareholders that will be called and held for the purpose of considering and approving the Arrangement (the “Company Meeting”) may exercise dissent rights with respect to all of the Company common shares held by such holders (“Dissent Rights”) pursuant to and in the manner set forth in the Agreement. Each dissenting shareholder who validly exercises Dissent Rights shall (i) be entitled to be paid fair value for such holder’s Company common shares; (ii) be deemed not to have participated in the Transactions; (iii) not be entitled to any other payment or consideration; and (iv) be deemed to have transferred the Company common shares held by such holder to Amalgamation Sub as provided and as of the time stipulated in Section 3.1(b) and Section 4.1 of the Plan of Arrangement.

Conditions Precedent

The obligation of the parties to consummate the Transactions contemplated in the Agreement is subject to customary closing conditions, including: (i) Company shareholder approval; (ii) regulatory approvals, including the expiration of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended; (iii) approval of the Arrangement by the Ontario Superior Court of Justice (Commercial List); (iv) approval of the Class A Shares for listing on the New York Stock Exchange; (v) the absence of certain legal challenges to the consummation of the Transactions; and (vi) other customary conditions set forth in the Agreement.

Other Provisions

The Company has agreed, subject to certain exceptions with respect to unsolicited proposals, not to directly or indirectly solicit competing acquisition proposals or to enter into discussions concerning, or provide information in connection with, any unsolicited alternative acquisition proposals. Additionally, the Company’s board of directors (the “Company Board”) is required to recommend the approval of the Transaction-related resolutions to its shareholders, subject to certain exceptions. Prior to the approval of the Transaction-related resolutions by Primo Water shareholders, the Company Board may change its recommendation in response to an unsolicited proposal for an alternative transaction if it determines in good faith that the proposal constitutes a “Superior Proposal” (as such term is defined in the Agreement), and that failure to take such action would be inconsistent with their fiduciary duties to the Company and its shareholders under applicable law, subject to complying with certain procedures set forth in the Agreement.

In addition, the Transaction has been structured to allow NewCo to keep both the Company’s and BlueTriton’s senior notes and credit facilities in place, if the parties desire to do so.

Termination

The Agreement may be terminated by either the Company or BlueTriton at any time prior to the closing of the Transactions (the “Closing”) if (i) the Closing shall not have occurred by September 16, 2025, subject to a three-month extension if necessary for regulatory approval, (ii) the Company fails to obtain shareholder approval, or (iii) a governmental authority prohibits the Transactions. BlueTriton may also terminate the Agreement if the Company Board fails to unanimously recommend the proposed Transactions or the Company breaches certain covenants, representations and warranties that remain uncured, as set forth in the Agreement. The Company may also terminate the Agreement if (i) the Company Board authorizes the Company to enter into a written agreement for a Superior Proposal or (ii) BlueTriton breaches certain covenants or representations and warranties that remain uncured, as set forth in the Agreement.

The Company would be required to pay a termination fee equal to $105,000,000 (the “Termination Fee”) in certain circumstances, including upon termination of the Agreement (i) by the Company to enter into an agreement for a Superior Proposal, (ii) by BlueTriton, after a change in Company Board’s recommendation, or (iii) if, after certain terminations in circumstances involving a potential competing acquisition proposal, the Company enters into a competing transaction within 12 months after termination of the Agreement.

NewCo Governance

Following the Transactions, it is expected that NewCo will maintain dual headquarters in Tampa, Florida and Stamford, Connecticut. Primo Water’s Chief Executive Officer, Robbert Rietbroek, is expected to serve as Chief Executive Officer of NewCo, Primo Water’s Chief Financial Officer, David Hass, is expected to serve as Chief Financial Officer of NewCo, and BlueTriton’s Chief Operating Officer, Rob Austin, is expected to serve as Chief Operating Officer of NewCo.

NewCo will have a board of directors (the “NewCo Board”) consisting initially of 15 members, (i) seven of whom will be designated by Primo Water, (ii) seven of whom will be designated by BlueTriton, and (iii) one of whom will be mutually agreed upon by BlueTriton and Primo Water. Dean Metropoulos, a BlueTriton designee, is expected to serve as the Non-Executive Chairman of the NewCo Board. A lead independent director is expected to be selected from the directors appointed by Primo Water and to be mutually agreed upon by BlueTriton and Primo Water.

At Closing, NewCo is expected to enter into a Stockholders Agreement with the shareholders of BlueTriton regarding these and certain other corporate governance matters.

It is anticipated that the Class A Shares will be listed on the New York Stock Exchange immediately following the Closing of the Transactions.

The Class B Shares will vote with the Class A Shares as a single class on any matter being voted on by the Class A Shares, except the Class B shares shall not be entitled to vote on the election, appointment or removal of directors of NewCo and shall not be included in determining the number of shares of common stock voting or entitled to vote on the election, appointment or removal of directors of NewCo. The Class B Shares will be convertible into Class A Shares at the option of any holder as long as, after giving effect to such conversion, any holder, group or their respective affiliates would not beneficially own more than 49.0% of the Class A Shares then-outstanding. The Class B Shares will automatically convert to Class A Shares on the earliest to occur of (a) the repayment or redemption in full of both outstanding series of Primo Water’s senior notes in accordance with the terms and conditions of the indentures governing such senior notes (together, the “Primo Water Indentures”), (b) April 30, 2029 or (c) the waiver of (or amendment to render inapplicable) the “change of control” provisions in each of the Primo Water Indentures by holders of a majority of the aggregate principal amount then outstanding of each series of the Primo Water senior notes (such date on which the earliest event occurs, the “Beneficial Ownership Sunset Date”).

Voting Agreements

In connection with the execution of the Agreement, each of the Company’s directors and executive officers, holding an aggregate of approximately 2.1% of the outstanding common shares of Primo Water executed a Voting Agreement with BlueTriton (collectively, the “Voting Agreements”). The Voting Agreements were executed by such directors and executive officers solely in their capacity as direct or indirect holders of shares of the Company and do not apply in any manner to them in their capacity as director, officer or employee of the Company.

Each shareholder party to a Voting Agreement has agreed to cause any shares subject to such Voting Agreement to be voted at the Company Meeting in favor of the Transactions-related resolutions and against certain matters inconsistent with the Agreement, except if there has been a change in recommendation of the Company Board with respect to the Transactions-related resolutions. Such shareholders have also agreed not to solicit competing proposals, among other things.

*         *          *

The foregoing descriptions of the Agreement and the Voting Agreements do not purport to be complete, and are qualified in their entirety by reference to the full text of the Agreement and form of Voting Agreements, which are attached hereto as Exhibit 2.1 and Exhibit 99.1, respectively, and are incorporated herein by reference.

A copy of the Agreement and form of Voting Agreement have been included to provide security holders with information regarding their terms and is not intended to provide any factual information about the parties. The representations, warranties and covenants contained in the Agreement and Voting Agreements have been made solely for the purposes of such agreements and as of specific dates; were solely for the benefit of the parties to the applicable agreement; are not intended as statements of fact to be relied upon by security holders, but rather as a way of allocating the risk between the parties to the applicable agreement in the event the statements therein prove to be inaccurate; have been modified or qualified by certain confidential disclosures that were made between the parties in connection with the negotiation of the applicable agreement, which disclosures are not reflected in the agreement itself; may no longer be true as of a given date; and may apply standards of materiality in a way that is different from what may be viewed as material by security holders. Security holders are not third-party beneficiaries under the agreements and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the agreements, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements and forward-looking information within the meaning of applicable securities laws, including Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 conveying management’s expectations as to the future based on plans, estimates and projections at the time of such statements. Forward-looking statements involve inherent risks and uncertainties and several important factors could cause actual results to differ materially from those contained in any such forward-looking statement. You can identify forward-looking statements by words such as “may,” “will,” “would,” “should,” “could,” “expect,” “aim,” “anticipate,” “believe,” “estimate,” “intend,” “plan,” “predict,” “project,” “seek,” “potential,” “opportunities,” and other similar expressions and the negatives of such expressions.  However, not all forward-looking statements contain these words. The forward-looking statements contained in this Current Report on Form 8-K include, but are not limited to, statements regarding the estimated or anticipated future results of the combined company following the Transactions, the anticipated benefits and strategic rationale of the Transactions, including estimated synergies and capital expenditure rates, the ability to complete the Transactions and related transactions on the terms described herein, or at all, receipt of regulatory, court and stock exchange approvals, and other statements that are not historical facts. The forward-looking statements are based on Primo Water and BlueTriton’s current expectations, plans and estimates. Primo Water and BlueTriton believe these assumptions to be reasonable, but there is no assurance that they will prove to be accurate.

Factors that could cause actual results to differ materially from those described in this Current Report on Form 8-K include, among others: (i) the ability of the parties to successfully complete the Transactions on anticipated terms and timing, including obtaining required shareholder, court and regulatory approvals and the satisfaction of other conditions to the completion of the Transactions, (ii) risks relating to the integration of Primo Water and BlueTriton’s operations, products and employees into the combined company and the possibility that the anticipated synergies and other benefits of the Transactions will not be realized or will not be realized within the expected timeframe, (iii) risks relating to the businesses of Primo Water and BlueTriton and the industries in which they operate and in which the combined company will operate following the Transactions, (iv) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the Transactions, (v) risks related to disruption of management’s time from ongoing business operations due to the Transactions, (vi) the risk of any litigation relating to the Transactions, and (vii) the risk that the Transactions and their announcement could have an adverse effect on the ability of Primo Water and BlueTriton to retain and hire key personnel.

The foregoing list of factors is not exhaustive. Additional factors that could cause results to differ materially from those described in this Current Report can be found in Primo Water’s Annual Report on Form 10-K for the year ended December 30, 2023 and subsequent Quarterly Reports on Form 10-Q which are available on the SEC website (www.sec.gov), the SEDAR+ website (www.sedarplus.ca) and Primo Water’s investor relations website (www.primowatercorp.com/investors). Readers are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date hereof and based on information available at that time. Primo Water and BlueTriton do not undertake to update or revise any of these statements considering new information or future events, except as expressly required by applicable law.

No Offer or Solicitation

This communication is not intended to, and does not, constitute a proxy statement or solicitation of a proxy, consent, vote or authorization with respect to any securities or in respect of the Transactions and shall not constitute an offer to sell or exchange, or a solicitation of an offer to buy or exchange any securities in any jurisdiction, nor shall there be any sale, issuance or transfer of securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer, solicitation, purchase or sale will be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act or an exemption therefrom. In Canada, no offering of securities shall be made except by means of a prospectus in accordance with the requirements of applicable Canadian securities laws or an exemption therefrom.

Additional Information and Where to Find It

In connection with the Transactions, Primo Water will file a management information circular and proxy statement on Schedule 14A containing important information about the Transactions and related matters. Additionally, Primo Water will file other relevant materials in connection with the Transactions with applicable securities regulatory authorities. INVESTORS AND SECURITY HOLDERS OF Primo Water ARE URGED TO CAREFULLY READ THE ENTIRE MANAGEMENT INFORMATION CIRCULAR AND PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS TO SUCH DOCUMENTS) WHEN SUCH DOCUMENT BECOMES AVAILABLE BEFORE MAKING ANY VOTING DECISION WITH RESPECT TO THE TRANSACTIONS BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTIONS AND THE PARTIES TO THE TRANSACTIONS. The Primo Water management information circular and proxy statement will be mailed to Primo Water shareholders, as well as be accessible on the EDGAR and SEDAR+ profile of Primo Water. Investors and security holders of Primo Water will be able to obtain a free copy of the management information circular and proxy statement, as well as other relevant filings containing information about Primo Water and the Transactions, including materials that will be incorporated by reference into the management information circular and proxy statement, without charge, on the SEC website (www.sec.gov), the SEDAR+ website (www.sedarplus.ca) and Primo Water’s investor relations website (www.primowatercorp.com/investors).

Participants in Solicitation

Primo Water and BlueTriton and their respective directors, executive officers and other members of management and certain employees may be deemed to be participants in the solicitation of proxies in connection with the proposed transactions. Information regarding Primo Water’s directors and executive officers and their ownership of Primo Water securities is set forth in Primo Water’s filings with the SEC, including its Definitive Proxy Statement on Schedule 14A that was filed with the SEC on March 28, 2024 under the heading “Security Ownership of Directors and Management.” To the extent such person’s ownership of Primo Water’s securities has changed since the filing of such proxy statement, such changes have been or will be reflected on Statements of Changes in Beneficial Ownership on Form 4 filed with the SEC. Other information regarding the participants in the Primo Water proxy solicitation and a description of their direct and indirect interests in the Transactions, by security NewCo or otherwise, may be obtained by reading the management information circular and the proxy statement and other relevant materials that will be filed with the SEC regarding the proposed transactions when such documents become available. You may obtain free copies of these documents as described in the preceding paragraph.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1	Arrangement Agreement and Plan of Merger, dated June 16, 2024.
99.1	Form of Voting Agreement.
104	Cover Page Interactive Data (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRIMO WATER CORPORATION
(Registrant)

June 18, 2024
	By:	/s/ Marni Morgan Poe
Marni Morgan Poe
Chief Legal Officer and Secretary